UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On August 12, 2010, NeuLion, Inc. (the “Company”) entered into a Subscription Agreement with each of JK&B Capital V, L.P., JK&B Capital V Special Opportunities Fund, L.P., and Gabriel Battista (collectively, the “Subscription Agreements”) for the purchase and sale of approximately 16,666,667 Class 3 Preference Shares, at a price of CAD$0.60 per share. The actual number of Class 3 Preference Shares to be issued to each purchaser will depend on the foreign exchange currency rate at the time the transaction is closed, as the price per share is in Canadian dollars but the purchaser’s investment commitment is in US dollars. The Subscription Agreements provide that Mr. Battista, JK&B Capital V Special Opportunities Fund, L.P. and JK&B Capital V, L.P. will subscribe for 0.6%, 42.74% and 56.66% of the Class 3 Preference Shares, respectively.

On August 12, 2010, the Company also entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with AvantaLion LLC, Wang Yunchuan, Hao Jingfang, Wang Qi, Tan Zhongjun, Wang Xiaohong, Shu Wei, and Zhao Yun (the “Exchanging Shareholders”) for the acquisition by the Company of TransVideo International Ltd. (“TransVideo”).  Pursuant to the Share Exchange Agreement, the Company will issue, subject to certain conditions, an aggregate of 22,000,802 common shares of the Company (the “Common Shares”) to the Exchanging Shareholders in exchange for 3,200,000 shares of TransVideo, which shares represent all of the issued and outstanding shares of TransVideo.  Of the 22,000,802 Common Shares of the Company issuable in connection with the transaction, 17,820,650, or 81%, of the Common Shares are issuable to AvantaLion LLC, a company controlled by Charles Wang, a director and Chairman of the Company.

Both the Subscription Agreements and the Share Exchange Agreement contain certain conditions to closing and are subject to the approval of the Company’s shareholders and the Toronto Stock Exchange.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Subscription Agreement dated as of August 12, 2010 between NeuLion, Inc. and JK&B Capital V Special Opportunities Fund, L.P.
10.2	Subscription Agreement dated as of August 12, 2010 between NeuLion, Inc. and JK&B Capital V, L.P.
10.3	Subscription Agreement dated as of August 12, 2010, between NeuLion, Inc. and The Gabriel A. Battista Revocable Trust Under a Trust dated August 22, 2006
10.4	Share Exchange Agreement dated as of August 12, 2010 by and among NeuLion, Inc., AvantaLion LLC and Wang Yunchuan, Hao Jingfang, Wang Qi, Tan Zhongjun, Wang Xiaohong, Shu Wei, and Zhao Yun

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: August 18, 2010	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary